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                                                                    EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement our reports dated May 7, 2000 included in Emmis Communications Corporation's Form 10-K/A for the year ended February 29, 2000.


                                                       /s/ Arthur Andersen LLP
                                                       ARTHUR ANDERSEN LLP


Indianapolis, Indiana
July 28, 2000